SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                          Date of Report: June 22, 2007





                            GS CLEANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                           59-3764931
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                              10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS


On June 22,  2007  Kevin  Kreisler,  Chairman  and Chief  Executive  Officer  of
GreenShift Corporation, sent a letter to the shareholders of GreenShift Corporation describing that Corporation's current business and plans for the future. GreenShift Corporation is the majority shareholder of GS CleanTech Corporation. The letter, therefore, contains information about the current business and plans for the future of GS CleanTech.


The letter was released in a press release. A copy of the press release is filed as an exhibit to this report.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS


Exhibits


99. Press release issued by GreenShift Corporation dated June 22, 2007.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 22, 2007          GS CLEANTECH CORPORATION

                               By: /s/ Kevin Kreisler
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                                       Kevin Kreisler
                                       Chairman